POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, TriCor Strategic Allocation Fund, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-183982, 811-22808) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 16th day of January, 2014.

TriCor Strategic Allocation Fund

Attest:

By:/s/ Clay Archey

By: /s/ Jason Garofalo

     Jason Garofalo

Secretary

     President

ACKNOWLEDGMENT

STATE OF

)

) ss:

COUNTY OF

)

On January 16, 2014 before me, Cindy Dodge, a Notary Public, in and for the State of Nevada, personally appeared Jason Garofalo who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of Nevada that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:  /s/ Cindy Dodge

notary seal

l

CERTIFICATE

The undersigned, Secretary of TriCor Strategic Allocation Fund, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held January 16, 2014, and is in full force and effect:

WHEREAS, TriCor Strategic Allocation Fund, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-191970, 811-22901) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  January 16, 2014

/s/ Clay Archey

Clay Archey

Secretary

TriCor Strategic Allocation Fund

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CLA Strategic Allocation Fund, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE (each c/o Thompson Hine LLP, 41 S. High St. #1700, Columbus, OH  43215) as attorneys, each acting independently without any requirement for joint exercise of powers, for him or her and in his or her name, place and stead, and in his or her capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-186987, 811-22808), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.  These powers shall terminate upon my incapacitation or incompetence. These powers do not permit transfer of my property; nor require an accounting by any of the attorneys-in-fact, unless requested or required by law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of November, 2014.

/s/ Ali Rizvi

Ali Rizvi

Trustee

ACKNOWLEDGMENT

STATE OF NEVADA

)

) ss:

COUNTY OF CLARK

)

On November 10, 2014 before me, Eric Stephenson, a Notary Public, in and for the State of Nevada, personally appeared Ali Rizvi who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature:  /s/ Eric Stephenson

notary seal

My Comm. Expires 9-28-2015

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CLA Strategic Allocation Fund, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE (each c/o Thompson Hine LLP, 41 S. High St. #1700, Columbus, OH  43215) as attorneys, each acting independently without any requirement for joint exercise of powers, for him or her and in his or her name, place and stead, and in his or her capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-186987, 811-22808), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.  These powers shall terminate upon my incapacitation or incompetence. These powers do not permit transfer of my property; nor require an accounting by any of the attorneys-in-fact, unless requested or required by law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of November, 2014.

/s/ Clay Archey

Clay Archey

President and Trustee

ACKNOWLEDGMENT

STATE OF NEVADA

)

) ss:

COUNTY OF CLARK

)

On November 10, 2014 before me, Clay Archey, a Notary Public, in and for the State of Nevada, personally appeared Clay Archey who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature: /s/ Eric Stephenson

notary seal

My Comm. Expires 9-28-2015

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CLA Strategic Allocation Fund, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE (each c/o Thompson Hine LLP, 41 S. High St. #1700, Columbus, OH  43215) as attorneys, each acting independently without any requirement for joint exercise of powers, for him or her and in his or her name, place and stead, and in his or her capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-186987, 811-22808), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.  These powers shall terminate upon my incapacitation or incompetence. These powers do not permit transfer of my property; nor require an accounting by any of the attorneys-in-fact, unless requested or required by law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of November, 2014.

/s/ David G. Godinez

David G. Godinez

Trustee

ACKNOWLEDGMENT

STATE OF NEVADA

)

) ss:

COUNTY OF CLARK

)

On November 10, 2014 before me, Eric Stephenson, a Notary Public, in and for the State of Nevada, personally appeared David G. Godinez who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature: /s/ Eric Stephenson

notary seal

My Comm. Expires 9-28-2015

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CLA Strategic Allocation Fund, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE (each c/o Thompson Hine LLP, 41 S. High St. #1700, Columbus, OH  43215) as attorneys, each acting independently without any requirement for joint exercise of powers, for him or her and in his or her name, place and stead, and in his or her capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-186987, 811-22808), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.  These powers shall terminate upon my incapacitation or incompetence. These powers do not permit transfer of my property; nor require an accounting by any of the attorneys-in-fact, unless requested or required by law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of November, 2014.

/s/ Gary W. Lanzen

Gary W. Lanzen

Trustee

ACKNOWLEDGMENT

STATE OF NEVADA

)

) ss:

COUNTY OF CLARK

)

On November 10, 2014 before me, Eric Stephenson, a Notary Public, in and for the State of Nevada, personally appeared Gary W. Lanzen who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature:  /s/ Eric Stephenson

notary seal

My Comm. Expires 9-28-2015

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CLA Strategic Allocation Fund, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE (each c/o Thompson Hine LLP, 41 S. High St. #1700, Columbus, OH  43215) as attorneys, each acting independently without any requirement for joint exercise of powers, for him or her and in his or her name, place and stead, and in his or her capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-186987, 811-22808), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.  These powers shall terminate upon my incapacitation or incompetence. These powers do not permit transfer of my property; nor require an accounting by any of the attorneys-in-fact, unless requested or required by law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of November, 2014.

/s/ Wayne Jeu

Wayne Jeu

Trustee

ACKNOWLEDGMENT

STATE OF NEVADA

)

) ss:

COUNTY OF CLARK

)

On November 10, 2014 before me, Eric Stephenson, a Notary Public, in and for the State of Nevada, personally appeared Wayne Jeu who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature:  /s/ Eric Stephenson

notary seal

My Comm. Expires 9-28-2015